Certifications

I, Charles E. Porter, a principal financial officer of Putnam Tax-Free High Yield Fund, a series of Putnam Tax-
Free Income Trust, certify that:
1. I have reviewed this report on Form N-SAR of Putnam Tax-
Free High Yield Fund, a series of Putnam Tax-Free Income
Trust;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and
3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: September 27, 2002
/s/Charles E. Porter
Charles E. Porter
Treasurer and Executive Vice President


Certifications

I, Karnig H. Durgarian, principal executive officer of Putnam Tax-Free High Yield Fund, a series of Putnam Tax-
Free Income Trust, certify that:
1. I have reviewed this report on Form N-SAR of Putnam Tax-
Free High Yield Fund, a series of Putnam Tax-Free Income
Trust;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and
3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: September 27, 2002
/s/Karnig H. Durgarian
Karnig H. Durgarian
Principal executive officer


Certifications

I, Steven D. Krichmar, a principal financial officer of Putnam Tax-Free High Yield Fund, a series of Putnam Tax-
Free Income Trust, certify that:
1. I have reviewed this report on Form N-SAR of Putnam Tax-
Free High Yield Fund, a series of Putnam Tax-Free Income
Trust;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and
3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: September 27, 2002
/s/Steven D. Krichmar
Steven D. Krichmar
Principal financial officer


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to certain items correctly, the correct answers are as follows:



72DD1		Class A	70,125
           		Class B	18,663
            		Class C	     488

72DD2		Class M	      671
            		Class Y	0



73A1		Class A	0.8153
           		Class B	0.7511
            		Class C	0.7106

73A2		Class M	0.7763
            		Class Y	0



74U1		Class A	86,604
           		Class B	21,840
            		Class C	854

74U2		Class M	909
            		Class Y	0



74V1		Class A	12.88
           		Class B	12.90
            		Class C	12.89

74V2		Class M	12.89
            		Class Y	0